Exhibit 10.13.18
Beneficient                                   March 20, 2025
Attention: Greg Ezell, CFO
325 N. St. Paul Street Suite 4850
Dallas, Texas 75201

Mr. Ezell:

HCLP Nominees, LLC (“HCLP”) is the lender with respect to the First-Lien Credit Agreement and the Second-Lien Credit Agreement with a subsidiary of Beneficient. On July 31, 2024, HCLP and Beneficient entered into a letter agreement regarding HCLP’s forbearance with respect to exercising any remedies under the First-Lien Credit Agreement and the Second-Lien Credit Agreement through February 1, 2025 and to (i) extend the maturity date of the First-Lien Credit Agreement from September 15, 2024 to February 1, 2025 (the “Maturity Date”) and (ii) waive the right to any mandatory prepayments required under Section 2.03(b) of the First Lien Credit Agreement until February 1, 2025 (the “Prepayment Waiver Date”). The parties are currently engaged in negotiations concerning potential amendments of the First-Lien and Second-Lien Credit Agreements, which remain ongoing as of the date hereof. In consideration of those ongoing negotiations, HCLP agreed to extend the Maturity Date and Prepayment Waiver from February 1, 2025 to March 1, 2025.

In consideration of the still ongoing negotiations and the extension fee payment provided in the next sentence, HCLP hereby agrees, effective as of March 1, 2025, to further extend the Maturity Date and Prepayment Waiver Date from March 1, 2025 to 5:00 p.m. Central Time on April 1, 2025. In consideration of the extension provided herein, the Borrower (as defined in the above referenced First Lien Credit Agreement) shall pay $150,000.00 to HCLP in partial payment of Borrower’s outstanding indemnification obligations as soon as practicable (and in all events, no later than the day of the closing of Beneficient’s pending bridge financing agreement with Yorkville). Except as expressly provided in this paragraph, HCLP reserves all rights and remedies.

HCLP Nominees, LLC

By: Crossmark Master Holdings, LLC, its Manager

/s/ David Wickline
                 By: David Wickline
Title: Manager

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Agreed and Accepted:

Beneficient Company Holdings, LP
By: Beneficient Company Group, LLC,
its General Partner
By: Beneficient,
its Managing Member
/s/ David Rost
By: David Rost
Title: General Counsel

Beneficient
/s/ David Rost
By: David Rost
Title: General Counsel